STROOCK & STROOCK & LAVAN LLP
180 MAIDEN LANE
NEW YORK, NEW YORK 10038

December 18, 2013

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549
Attention: Deborah O’Neal-Johnson

Re:	The Lazard Funds, Inc.
File Numbers: 33-40682; 811-06312

Ladies and Gentlemen:

On behalf of The Lazard Funds, Inc. (the “Fund”), transmitted for filing with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, is Post-Effective Amendment No. 82 (the “Amendment”) to the Fund’s Registration Statement on Form N-1A (the “Registration Statement”). The Amendment relates to Post-Effective Amendment No. 78 (“Amendment No. 78”) to the Registration Statement, filed on October 17, 2013, which was filed in order to add a new series to the Fund, Lazard Global Equity Select Portfolio (the “Portfolio”).

The Amendment is being filed in order to respond to comments of the staff (the “Staff”) of the Commission on Amendment No. 78 that were provided to the undersigned by Deborah O’Neal-Johnson of the Staff via telephone on November 26, 2013. The prospectus and statement of additional information (“SAI”) included in the Amendment have been marked to indicate changes from the versions filed as part of Amendment No. 78. The Fund’s Tandy certification was filed with Amendment No. 78.

For the convenience of the Staff, and for completeness purposes, the Staff’s comments have been restated below in their entirety, and the response is set out immediately following each comment. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment.

Prospectus

Cover Page

1.	Staff Comment: Please add the ticker symbols for each share class of the Portfolio.

Response: The ticker symbols for each share class of the Portfolio have been added.

Summary Section – Fees and Expenses

2.

Staff Comment: The second footnote to the fee table references “fees and expenses of ‘Acquired Funds.’” Please confirm that fees and expenses of Acquired Funds will be less than one basis point or, if not, include a line item for “Acquired Fund Fees and Expenses” in the fee table.

Response: We have been advised by Fund management that Acquired Fund Fees and Expenses, if any,

are anticipated to be less than one basis point in the Portfolio’s first year of operations.

3.

Staff Comment: Please confirm whether Lazard Asset Management LLC (the “Investment Manager”) retains a right to seek reimbursement from the Portfolio for amounts waived or reimbursed by the Investment Manager pursuant to the Expense Limitation Agreement. If the Investment Manager retains a right to seek reimbursement, please add disclosure to this effect.

Response: The Expense Limitation Agreement contains no provision for recoupment of fee waivers or expense reimbursements, and the Investment Manager has advised us that it will not seek recoupment from the Portfolio for expense reimbursements or fee waivers pursuant to the Expense Limitation Agreement.

4.	Staff Comment: Please disclose whether the Expense Limitation Agreement is terminable by the Investment Manager.

Response: The Expense Limitation Agreement is not terminable by the Investment Manager. As disclosed in footnote 2 to the fee table, the Expense Limitation Agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

5.

Staff Comment: Please confirm whether an Expense Limitation Agreement reflecting the expense limitations and time period noted in the footnote to the fee table will be filed as an exhibit to the Amendment.

Response: The Expense Limitation Agreement, reflecting the expense limitations and time period noted in a footnote to the fee table, was filed as Exhibit (d)(2) to Post-Effective Amendment No. 81 to the Registration Statement, filed on November 25, 2013, and is incorporated by reference into the Amendment.

6.	Staff Comment: Please confirm that substitute dividend and interest expenses on securities sold short are included in the fee table.

Response: We have been advised by Fund management that no such expenses are included, as the Portfolio has no current intention of selling securities short. Any substitute dividend and interest expenses on securities sold short will be included as a part of “Other Expenses” in the fee table in future periods.

Additional Information About Principal Investment Strategies and Principal Investment Risks – Overview

7.

Staff Comment: If the Portfolio’s investment objective may be changed without the approval of the Portfolio’s shareholders, please provide disclosure to this effect, as required by Item 9(a) of Form N-1A.

Response: The following sentence has been added as the last sentence of the second paragraph: “The Portfolio’s investment objective may only be changed with the approval of the Portfolio’s shareholders.”

Back Page – Disclosure of Portfolio Holdings

8.

Staff Comment: If applicable, please state that a description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities that is available in the Fund’s SAI is also available on the Fund’s website, as required by Item 9(d)(ii) of Form N-1A.

Response: Because a description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is not available on the Fund’s website, we believe that no additional disclosure is required.

SAI

Investments, Investment Techniques and Risks – Derivatives (All Portfolios, except Small-Mid Cap Portfolio)

9.

Staff Comment: Please include a representation to the Staff that, if the Portfolio enters into credit default swap agreements as a seller of credit protection, the Portfolio will segregate liquid assets equal to the full notional value of these swap agreements.

Response: We have been advised by Fund management that there is no current intention for the Portfolio to enter into credit default swap agreements as a seller of credit protection, but that if the Portfolio were to enter into such credit default swap agreements, it would segregate liquid assets equal to the full notional value of these swap agreements.

10.

Staff Comment: If the Portfolio intends to enter into total return swap agreements, please review Securities Trading Practices of Investment Companies, Rel. No. IC-10666 (April 18, 1979) (“Release 10666”) and confirm compliance with Release 10666.

Response: We have been advised by Fund management that the Portfolio will comply with Release 10666 and subsequent Staff no-action letters or interpretations. In the event that any such future rule or regulations, or Staff interpretations thereof, impact Portfolio operations, the Portfolio will revise its prospectus and/or SAI if and as appropriate.

*     *     *     *     *     *     *     *

We hereby advise you that the Amendment does not include disclosure which we believe would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act. We hope the Staff finds that this letter and the revisions to the prospectus and SAI are responsive to the Staff’s comments. Should members of the Staff have any questions or comments regarding the Amendment, they should call the undersigned at 212.806.5698 or Janna Manes at 212.806.6141.

Very truly yours,

/s/ Kirk W. Anderson

Kirk W. Anderson

cc: Janna Manes